Urkundenrolle Nr./Doc. No.       /1999










                                VERHANDELT / DONE

zu/in Berlin                                   am ... ........ 1999/on ..., 1999



         Vor dem unterzeichnenden Notar / Before the undersigned Notary


                                .................


                               ..................


                                     Berlin
erschienen heute                        the following persons appeared today:

1.   Prasident  Michael  Pieniazek,     1.   The  President,   Mr.  Michael
     geboren  am  1.  August  1958,          Pieniazek,   date   of   birth
     wohnhaft   38   Westview-Road,          August  1,  1958,  residential
     Worcester, Massachusetts, USA,          address:   38  Westview  Road,
                                             Worcester, Massachusetts, USA,
2.   Herr Markus Saller, geboren am
     6.12.1965, wohnhaft Stuibenweg     2.   Mr.  Markus  Saller,  date  of
     8,                       82467          birth   December   12,   1965,
     Garmisch-Partenkirchen                  residential           address:
                                             Stuibenweg       8,      82467
3.   Herr  Prokurist  Christoph von          Garmisch-Partenkirchen
     zur  Gathen,  geboren  am  12.
     Juli  1952,  wohnhaft  Ibisweg     3.   Mr.  Christoph von zur Gathen,
     19, 12351 Berlin,                       Procuration  Officer,  date of
                                             birth    July    12,     1952,
                                             residential  address:  Ibisweg
                                             19, 12351 Berlin,

Die  Erschienenen  zu 1.und 3. sind     The persons appearing as Nos. 1 and
dem  amtierenden  Notar  personlich     3.  are  personally  known  to  the
bekannt. Der Erschienene zu 2. wies     certifying   Notary.   The   person
sich   gegenuber  dem   amtierenden     appearing   as  No.  2  proved  his
Notar durch Vorlage eines  gultigen     identity to the  certifying  Notary
Personaldokumentes aus.                 by  presenting  a  valid   personal
                                        identification document.
Der Erschienene zu 1. erklarte,  er
handele    nachfolgend   nicht   im     The  person   appearing  as  No.  1
eigenen Namen, sondern fur die          declared  that in the  following he
                                        is acting not in his own name,  but
 American Electromedics Corporation     for
  13 Columbia Drive, Suite No. 18,
                                          American Electromedics Corporation
                                          13 Columbia Drive, Suite No. 18,

       Amherst, NH 03031 USA                     Amherst, NH 03031 USA

 - im folgenden:,,Verkaufer" genannt-   - hereinafter referred to as: "Seller" -


und zwar  einerseits  im Namen  des     simultaneously  acting  in the name
Verkaufers selbst und andererseits of the seller himself and in the in dessen Eigenschaft als seller's function as shareholder of
Gesellschafter der Rosch GmbH Rosch GmbH Medizintechnik, HRB Medizintechnik, HRB 33099 des 33099 of the Amtsgericht Amtsgerichts Charlottenburg, unter Charlottenburg and referring to the Bezugnahme auf die Vollmacht des power of attorney given by the
Verkaufers vom 24. Juni 1998.           seller  with  the  date of June 24,
                                        1998.
Eine Ausfertigung der Vollmacht vom
24.   Juni   1998   lag   bei   der     An  official  copy of the  power of
Beurkundung vor, wovon eine attorney dated June 24, 1998 was beglaubigte Fotokopie zu dieser presented at the notarisation, and Verhandlung genommen wird. Auf eine a certified copy was added to the Ubersetzung wird verzichtet, da die record. A translation is waived
Urkunde bereits einmal in dieser because the document has already Ausfertigung mit Ubersetzung been presented as official copy
vorlag.                                 before. The person appearing as No.
                                        2 declared that in the following he
                                        is acting not in his own name,  but
                                        for

Der Erschienene zu 2. erklarte,  er             Concord Effekten AG,
handele    nachfolgend   nicht   im      Gro(beta)e Gallusstra(beta)e 1 - 7
eigenen Namen, sondern fur die                  60311 Frankfurt/M.,

        Concord Effekten AG,            recorded in the Commercial Register
 Gro(beta)e Gallusstra(beta)e 1 - 7     (Handelsregister)   of  the   local
        60311 Frankfurt/M.,             court (Amtsgericht) of Frankfurt am
                                        Main under No. HRB 47805
eingetragen im Handelsregister  des
Amtsgerichts   Frankfurt   am  Main     -   hereinafter   referred   to  as
unter der Nummer HRB 47805,             "Purchaser" -

     -  im   folgenden:   ,,Kaufer"
     genannt -

Der  Erschienene  zu 2.  legte eine
auf    ihn    lautende    notariell
beglaubigte  Vollmacht  der Concord
und       einen        beglaubigten
Handelsregisterauszug  der  Concord
vor.

Der  Erschienene  zu  3.  erklarte,     The  person   appearing  as  No.  2
zugleich fur fur folgende  Personen     presented  a  notarized   power  of
zu handeln:                             attorney  granted to him by Concord
                                        and a  certified  excerpt  from the
-    fur sich selbst                    Commercial Register for Concord.

     - im folgenden: ,,Herr von zur     The  person   appearing  as  No.  3
     Gathen" genannt;                   declared    that   he   is   acting
                                        simultaneously  for  the  following
-    fur Herrn Andy Rosch,  geboren     persons:
     am 19.  August 1960,  wohnhaft
     Kornblumenring     3,    12357     -    for himself
     Berlin,
                                             - hereinafter  referred to as:
     und zwar fur diesen personlich          "Mr. von zur Gathen";
     und  fur   diesen   in  seiner
     Eigenschaft als Gesellschafter     -    for Mr.  Andy  Rosch,  date of
     der Rosch GmbH Medizintechnik,          birth    August   19,    1960,
                                             residential           address:
-    im   folgenden:   ,,Herr  Andy          Kornblumenring     3,    12357
     Rosch" genannt;                         Berlin,

-    und fur die                             both  personally  and  in  his
                                             function  as   shareholder  of
     Rosch GmbH Medizintechnik,              Rosch GmbH Medizintechnik,

eingetragen im Handelsregister  des          - hereinafter  referred to as:
Amtsgerichts  Berlin-Charlottenburg          "Mr. Andy Rosch";
zu HRB 33099,
                                        -    and for
-  im  folgenden:   ,,Gesellschaft"
genannt -.                                   Rosch GmbH Medizintechnik,

                                        which is recorded in the Commercial
                                        Register  of  the  local  court  of
                                        Berlin-Charlottenburg   under   HRB
                                        33099,

                                             -  hereinafter  referred to as
                                             "Company" -.

Der Erschienene zu 3. legte eine The person appearing as No. 3 auf ihn lautende beglaubigte presented a power of attorney Vollmacht des Herrn Andy Rosch vor, granted to him by Mr. Andy Rosch, in der dieser den Erschienenen zu authorizing him to act for Mr. Andy
3. bevollmachtigt, zugleich fur ihn Rosch both personally and in Mr. personlich und fur ihn als Andy Rosch's function as Gesellschafter der Rosch GmbH shareholder of Rosch GmbH Medizintechnik und fur die Rosch Medizintechnik, as well as to act
GmbH Medizintechnik zu handeln.         for   Rosch   GmbH   Medizintechnik
                                        itself.
Der Notar  bescheinigt  aufgrund am
28. September 1999 vorgenommener The notary confirms pursuant to his Einsicht in das Handelsregister HRB inspection of the Commercial
33099       des        Amtsgerichts     Register  under  No.  HRB  33099 of
Charlottenburg,     da(beta)    der     September   28,   1999,   that  the
Kaufmann   Andy  Rosch  als  allein     merchant   Andy   Rosch,   in   his
vertretungsberechtigter                 function   as   managing   director
Geschaftsfuhrer berechtigt ist, die having sole representation power, Gesellschaft allein zu vertreten, has the power to represent the
und  die   Gesellschaft   in  12349     Company   alone,   and   that   the
Berlin, Alt-Buckow 6 domiziliert.       headquarters  of the Company are at
                                        12349  Berlin,  Alt-Buckow  6.  The
Der Erschienene zu 1. erklarte, er person appearing as No. 1 declared sei der deutschen Sprache nicht that his knowledge of the German
hinreichend kundig. Der Erschienene     language  is  not  sufficient.   He
zu 1. verzichtete auf die waives the involvement of an Hinzuziehung eines Dolmetschers. interpreter. The English text of Der englische Text dieser Urkunde this document is for the dient dem Erschienenen zur information of the person appearing Information und wurde mit verlesen. as No. 1 and was also read aloud.
Ma(beta)geblich ist der deutsche The German language text of the Text der Urkunde. Der amtierende document shall prevail. Due to his Notar ist aufgrund seiner knowledge of both languages, the Sprachkenntnisse in der Lage die certifying Notary is in a position Ubereinstimmung des deutschen und to ascertain that the German and
englischen Textes festzustellen.        English   texts  are  identical  in
                                        content.
Der Notar fragte die  Erschienenen,
ob  er  oder   eine   der  mit  ihm     The Notary  asked those  appearing
beruflich verbundenen Personen whether he himself, or a person au(beta)erhalb seiner Amtstatigkeit professionally associated with him, in derselben Angelegenheit, die is or has been active in the same Gegenstand dieser Beurkundung ist, matter as that comprising the bereits tatig war oder ist. Die object of this notarization, Erschienenen erklarten, da(beta) outside of his function as notary.
dies nicht                              The parties appearing  responded in
der Fall sei.                           the negative.

Die Erschienenen erklarten:             The  persons   appearing  made  the
                                        following declaration:
            Vorbemerkung
                                                      Preamble
Verkaufer,  Kaufer  und  Herr  Andy
Rosch    sind    die     alleinigen     Seller,   Purchaser  and  Mr.  Andy
Gesellschafter der Gesellschaft.        Rosch are the sole  shareholders of
                                        the Company
Das  Stammkapital  der Gesellschaft
betragt insgesamt DM 1.926.800.- The Company's total share capital (in Worten: eine Million amounts to DM 1,926,800 (in words:
neunhundertsechsundzwanzigtausen-       one million nine hundred twenty-six
dachthundert).   Verkaufer,  Kaufer     thousand  eight  hundred   Deutsche
und  Herr   Andy   Rosch   sind  am     Mark).  Seller,  Purchaser  and Mr.
Stammkapital  der  Gesellschaft mit     Andy  Rosch   participate   in  the
folgenden         Geschaftsanteilen     Company's  share  capital  with the
beteiligt:                              following shares:


1.   Geschaftsanteile           des     1.   Seller's shares:
     Verkaufers:
                                             a)   Share   with  a   nominal
     a)   Geschaftsanteil        im               value of
          Nominalwert von                                         DM 25,000

                        DM 25.000,-
                                             b)   Share   with  a   nominal
     b)   Geschaftsanteil        im               value of
          Nominalwert von                                          DM 7,500

                         DM 7.500,-
                                             c)   Share   with  a   nominal
     c)   Geschaftsanteil        im               value of
          Nominalwert von                                          DM 7,500

                         DM 7.500,-

                                             d)   Share   with  a   nominal
     d)   Geschaftsanteil        im               value of
          Nominalwert von                                         DM 10,000

                        DM 10.000,-
                                             e)   Share   with  a   nominal
     e)   Geschaftsanteil        im               value of
          Nominalwert von                                        DM 150,000

                       DM 150.000,-
                                             f)   Share   with  a   nominal
     f)   Geschaftsanteil        im               value of
          Nominalwert von                                   DM 1,245,000.00

                    DM 1.245.000,00
                                        2.   Purchaser's share:
     2.   Geschaftsanteil       des
          Kaufers:                           Sharewith a nominal value of

               Geschaftsanteil   im                           DM 413,800.00
               Nominalwert von
                                        3.   Mr. Andy Rosch's share:
                      DM 413.800,00
                                             Share with a nominal  value of
3.   Geschaftsanteil von Herrn Andy
     Rosch:                                                       DM 68,000

                                        The  Purchaser  intends to increase
               Geschaftsanteil   im     its   share  in  the   Company   by
               Nominalwert von          acquiring   shares  and  a  partial
                                        share  held  by  the  Seller.   The
                        DM 68.000,-     Parties further intend to transform
                                        the  Company  into  a  joint  stock
Der Kaufer beabsichtigt, seinen company (Aktiengesellschaft) and to Anteil an der Gesellschaft durch introduce it for trade on the new
Erwerb  von  Geschaftsanteilen  und     market  of  the   Frankfurt   Stock
eines    Teilgeschaftsanteils   des     Exchange               (Frankfurter
Verkaufers zu erhohen. Die Parteien Wertpapierborse). It is planned to beabsichtigen ferner, die have it listed as of February/March
Gesellschaft         in        eine     2000.  In  preparation   for  going
Aktiengesellschaft umzuwandeln und public, further capital increases zum Handel am Neuen Markt der should be effected and additional
Frankfurter         Wertpapierborse     shareholders  should  be  accepted.
einzufuhren. Die Aufnahme der The plans include the increase of t Notierung ist fur Februar/Marz 2000 Company's share capital by DM geplant. Zur Vorbereitung des 3,000,000.00 to DM 4,926,800.00 by
Borsenganges sollen weitere way of a cash capital increase. To Kapitalerhohungen vorgenommen und pursue these aims, the parties
zusatzliche          Gesellschafter     hereby conclude following
aufgenommen  werden.  Unter anderem
ist      geplant,       da(beta)das
Stammkapital  he  der  Gesellschaft
durch   Barkapitalerhohung   um  DM
3.000.000,00  auf  DM  4.926.800,00
erhoht wird. Zur Verfolgung  dieser
Zwecke  schlie(beta)en die Parteien

        Beteiligungsvertrag                   Participation Agreement

                ss.1                                    ss.1
        Verkauf, Abtretungen                      Sale, Assignment

1.1  Der Verkaufer  verkauft seinen     1.1  The  Seller  hereby  sells its
     in    Ziffer    1.    a)   der          the    folgenden    share   as
     Vorbemerkung      bezeichneten          designated  in No.1. a) of the
     Geschaftsanteil im Nominalwert          Preamble,   having  a  nominal
     von DM 25.000,00 an den Kaufer          value of DM  25,000.00  to the
     und tritt den  Geschaftsanteil          Purchaser   and   assigns  the
     an den  Kaufer  ab. Der Kaufer          share  to  the  Purchaser  The
     nimmt  Verkauf  und  Abtretung          Purchaser  hereby  accepts the
     an.                                     sale and assignment.

1.2  Der Verkaufer  verkauft seinen     1.2  The  Seller  hereby  sells its
     in    Ziffer    1.    b)   der          share as  designated in No. 1.
     Vorbemerkung      bezeichneten          b)of  the  Preamble,  having a
     Geschaftsanteil     an     der          nominal  value of DM  7,500.00
     Gesellschaft  in  Hohe  von DM          to the  Purchaser  and assigns
     7.500,00  an  den  Kaufer  und          the  share  to the  Purchaser.
     tritt den  Geschaftsanteil  an          The Purchaser  hereby  accepts
     den   Kaufer  ab.  Der  Kaufer          the sale and assignment.
     nimmt  Verkauf  und  Abtretung
     an.                                1.3  The  Seller  hereby  sells its
                                             share as  designated  in No.1.
1.3  Der Verkaufer  verkauft seinen          c) of the  Preamble,  having a
     in    Ziffer    1.    c)   der          nominal  value of DM  7,500.00
     Vorbemerkung      bezeichneten          to the  Purchaser  and assigns
     Geschaftsanteil im Nominalwert          the  share  to the  Purchaser.
     von DM  7.500,00 an den Kaufer          The Purchaser  hereby  accepts
     und tritt den  Geschaftsanteil          the sale and assignment.
     an den  Kaufer  ab. Der Kaufer
     nimmt  Verkauf  und  Abtretung
     an.

1.4  Der Verkaufer  verkauft seinen     1.4  The  Seller  hereby  sells its
     in    Ziffer    1.    d)   der          share  as  designated  in  No.
     Vorbemerkung      bezeichneten          1.d) of the Preamble, having a
     Geschaftsanteil     an     der          nominal  value of DM 10,000.00
     Gesellschaft  in  Hohe  von DM          to the  Purchaser  and assigns
     10.000,00  an den  Kaufer  und          the  share  to the  Purchaser.
     tritt den  Geschaftsanteil  an          The Purchaser  hereby  accepts
     den   Kaufer  ab.  Der  Kaufer          the sale and assignment.
     nimmt  Verkauf  und  Abtretung
     an.                                1.5  The  Seller  hereby  sells its
                                             share as  designated  in No.1.
1.5  Der Verkaufer  verkauft seinen          e) of the  Preamble,  having a
     in     Ziffer1.     e)     der          nominal value of DM 150,000.00
     Vorbemerkung      bezeichneten          to the  Purchaser  and assigns
     Geschaftsanteil     an     der          the  share  to the  Purchaser.
     Gesellschaft  in  Hohe  von DM          The Purchaser  hereby  accepts
     150.000,00  an den  Kaufer und          the sale and assignment.
     tritt den  Geschaftsanteil  an
     den   Kaufer  ab.  Der  Kaufer     1.6  The  Seller's   share  in  the
     nimmt  Verkauf  und  Abtretung          Company,   as   designated  in
     an.                                     No.1.   f)  of  the  Preamble,
                                             having a  nominal  value of DM
1.6  Der  in   Ziffer   1.  f)  der          1,245,000.00, shall be divided
     Vorbemerkung       bezeichnete          into one partial  share having
     Geschaftsanteil des Verkaufers          a   nominal    value   of   DM
     an   der    Gesellschaft    im          963,600.00 and another partial
     Nominalwert       von       DM          share  having a nominal  value
     1.245.000,00   wird  in  einen          of DM  281,400.00.  The Seller
     Teilgeschaftsanteil         im          hereby sells its partial share
     Nominalwert  von DM 963.600,00          created in this way,  with the
     und einen  Teilgeschaftsanteil          nominal value of DM 281,400.00
     im    Nominalwert    von    DM          to the  Purchaser  and assigns
     281.400,00    geteilt.     Der          the   partial   share  to  the
     Verkaufer  verkauft  seinen so          Purchaser The Purchaser hereby
     entstandenen                            accepts    this    sale    and
     Teilgeschaftsanteil         im          assignment.
     Nominalwert  von DM 281.400,00
     an den  Kaufer  und  tritt den
     Teilgeschaftsanteil   an   den
     Kaufer ab.  Der  Kaufer  nimmt
     Verkauf und Abtretung an.

               ss.1.A                                  ss.1.A
  Abtretungsangebot des Verkaufers        Seller's Offer of Assignment to
        an Herrn Andy Rosch                        Mr. Andy Rosch

                                        1.A.1  The  Seller  makes Mr.  Andy
1.A.1  Der  Verkaufer  bietet Herrn            Rosch an  irrevocable  offer
       Andy  Rosch   unwiderruflich            of  an  assignment  free  of
       die   kostenlose   Abtretung            charge of a partial share in
       eines Teilgeschaftsanteil an            the  Company  with a nominal
       der      Gesellschaft     im            value  of DM  1,400.00  from
       Nominalwert  von DM 1.400,00            the   Seller  to  Mr.   Andy
       vom Verkaufer auf Herrn Andy            Rosch.  This  partial  share
       Rosch       an.       Dieser            shall be created by dividing
       Teilgeschaftsanteil entsteht            the partial share  remaining
       durch   Teilung   des   beim            to the Seller pursuant toss.
       Verkaufer gema(beta) ss. 1.6            1.6  having a nominal  value
       verbliebenen                            of DM  963,600.00  into  one
       Teilgeschaftsanteils      im            partial share with a nominal
       Nominalwert      von      DM            value  of  DM  1,400.00  and
       963.600,00      in     einen            another partial share with a
       Teilgeschaftsanteil       im            nominal    value    of    DM
       Nominalwert  von DM 1.400,00            962,200.00. The division and
       und                    einen            the Seller's  assignment  of
       Teilgeschaftsanteil       im            the  partial  share with the
       Nominalwert      von      DM            nominal value of DM 1,400.00
       962.200,00.  Die Teilung und            to  Mr.   Andy  Rosch  shall
       die       Abtretung      des            become  effective  once  the
       Teilgeschaftsanteils      im            shareholders'   meeting  has
       Nominalwert  von DM 1.400,00            consented  to  the  division
       vom Verkaufer auf Herrn Andy            and  assignment and Mr. Andy
       Rosch werden  wirksam,  wenn            Rosch   has   accepted   the
       die                                     assignment  offer  set forth
       Gesellschafterversammlung               in   thisss.1A.1    pursuant
       der  Teilung  und  Abtretung            toss.1A.2.
       zugestimmt hat und Herr Andy
       Rosch das in diesemss.  1A.1
       geregelte  Abtretungsangebot     1.A.2  Mr.  Andy  Rosch may  accept
       gema(beta)ss.1A.2 annimmt.              the offer of  assignment  of
                                               the partial share designated
                                               in ss. 1A.1 with the nominal
1.A.2  Herr  Andy  Rosch  darf  das            value  of DM  1.400,00  with
       Abtretungsangebot        des            immediate effect by way of a
       inss.1A.1       bezeichneten            unilateral  declaration once
       Teilgeschaftsanteils      im            two  months   have   elapsed
       Nominalwert  von DM 1.400,00            since  the  notarization  of
       nach  Ablauf  von 2  Monaten            this  Agreement,   unless  a
       nach der Beurkundung  dieses            notarized    agreement    is
       Vertrages  durch  einseitige            concluded between the Seller
       Erklarung   mit   sofortiger            and Mr.  Andy  Rosch  within
       Wirkung  annehmen,   es  sei            these two months under which
       denn,   innerhalb  dieser  2            Mr. Andy Rosch acquires from
       Monate  kommt  zwischen  dem            the  Seller  a share  in the
       Verkaufer   und  Herrn  Andy            Company with a nominal value
       Rosch     ein      notariell            of at least DM 1,400.00  and
       beurkundeter         Vertrag            pursuant  to which Mr.  Andy
       zustande, nach dem Herr Andy            Rosch  becomes  the owner of
       Rosch   von  dem   Verkaufer            this   share    within   the
       einen Geschaftsanteil an der            aforementioned  two  months.
       Gesellschaft  im Nominalwert            To avoid  misunderstandings,
       von  mindestens  DM 1.400,00            the Parties clarify that Mr.
       erwirbt  und  nach  dem Herr            Andy  Rosch  may not  accept
       Andy  Rosch   innerhalb  der            the     assignment     offer
       bezeichneten     2    Monate            pursuant to ss. 1.A.1 before
       Eigentumer            dieses            two  months   have   elapsed
       Geschaftsanteils  wird.  Zur            since  the  notarization  of
       Vermeidung               von            this Agreement.
       Mi(beta)verstandnissen  wird
       klargestellt,   da(beta)Herr
       Andy        Rosch        das
       Abtretungsangebot
       gema(beta)ss.1.A.1 nicht vor
       Ablauf  von 2  Monaten  nach
       Beurkundung dieses Vertrages
       annehmen darf.

1.A.3  Herr  Andy   Rosch  hat  die     1.A.3  Mr.  Andy  Rosch  shall have
       Annahme  gema(beta) ss. 1A.2            its  acceptance  pursuant to
       von  einem  deutschen  Notar            ss.  1A.2   notarized  by  a
       beurkunden  zu  lassen.  Der            German  Notary.  The  Notary
       Notar hat das  Vorliegen der            need    not    verify    the
       Voraussetzungen der Ausubung            fulfillment      of      the
       des  Annahmerechts  nach ss.            prerequisites for exercising
       1.A.2 nicht zu prufen.                  the     acceptance     right
                                               pursuant to ss. 1.A.2.
1A.4   Der  Kaufer  hat das  Recht,
       Herrn Andy Rosch anzuweisen,     1A.4   The Purchaser shall have the
       das  in  ss.  1A.1  erklarte            right to  instruct  Mr. Andy
       Abtretungsangebot gema(beta)            Rosch    to    accept    the
       ss.   1A.2  und  ss.   1.A.3            assignment offer declared in
       anzunehmen.                             ss.  1A.1  pursuant  to  ss.
                                               1A.2 and ss. 1.A.3.

               ss. 2                                  ss. 2
             Kaufpreis                            Purchase Price

2.1  Der    Kaufpreis    fur    die     2.1 The total  purchase  price for
     gema(beta)ss.1      verkauften         the shares sold pursuant toss.
     Geschaftsanteile   setzt  sich         1shall be comprised of a fixed
     insgesamt   aus  einem  festen         purchase price component and a
     Kaufpreisteil     und    einem         variable     purchase    price
     beweglichen      Kaufpreisteil         component.
     zusammen.
                                        2.2 The  fixed   purchase   price
2.2  Der    feste     Kaufpreisteil         component   shall   be ______.
     betragt   2   insgesamt.   Der         The Purchaser shall pay  this
     Kaufer   hat   diesen   festen         fixed purchase price component
     Kaufpreisteil   wie  folgt  zu         as follows:
     zahlen:
                                            a)   One installment of ______
                                                 within  five  days  after
     a)   Eine  Rate von  innerhalb              the assignment  pursuant
          von   funf   Tagen   nach              toss. 3. becomes effective
          Wirksamwerden         der
          Abtretung gema(beta)ss.3.         b)   One installment  of _____
                                                 by payment into a special
     b)   Eine   Rate   von   durch              capital  increase account
          Zahlung      auf      ein              of the  Company  for  the
          besonderes                             purpose of fulfilling the
          Kapitalerhohungskonto der              Seller's  duty  to pay in
          Gesellschaft    mit   dem              the capital  contribution
          Zweck,  die  Pflicht  des              which the Seller  assumes
          Verkaufers   zur  Zahlung              within the  framework  of
          der    Stammeinlage    zu              the planned  cash capital
          erfullen,     die     der              increase    of    a    DM
          Verkaufer  im Rahmen  der              3.000,000.00 total, to be
          geplanten                              effected  on the basis of
          Barkapitalerhohung    von              the   capital    increase
          insgesamt DM 3.000.000,00              resolution  that is to be
          ubernimmt,  und zwar nach              adopted.
          Ma(beta)gabe    des    zu
          fassenden
          Kapitalerhohungsbeschlusses.

2.3                                     2.3

2.4  Nimmt   Herr  Andy  Rosch  die     2.4  Should Mr.  Andy Rosch  accept
     Abtretung gema(beta)ss.1.A an,          the    assignment     pursuant
     so erhoht sich  hierdurch  der          toss.1.A,  the purchase  price
     Kaufpreis nicht.                        shall  not be  increased  as a
                                             result.

               ss. 3                                   ss. 3
   Wirksamwerden der Abtretungen          Effectiveness of the Assignments

Die         Abtretungen         der     The   assignment   of  the   shares
Geschaftsanteile gema(beta)ss.1.1 -     pursuant to ss.  1.1 - 1.5  and the
1.5 und die Teilung  und  Abtretung     division  and   assignment  of  the
des            Teilgeschaftsanteils     partial share  pursuant to ss.  1.6
gema(beta)ss.  1.6 werden  wirksam,     shall  become  effective  once  the
wenn die  Gesellschafterversammlung     shareholders'    meeting   of   the
der Gesellschaft diesen Abtretungen Company has consented to such sowie der Teilung des assignment as well as the division
Geschaftsanteils gema(beta)ss.1.6 of the share pursuant to ss.1.6.The zugestimmt hat. Die Teilung und division and assignment of the Abtretung des Teilgeschaftsanteils partial share pursuant to ss. 1.A. gema(beta)ss.1.A. werden wirksam, shall become effective once the
wenn die  Gesellschafterversammlung     shareholders'    meeting   of   the
der  Gesellschaft der Abtretung und     Company  has   consented   to  such
der Teilung des Geschaftsanteils assignment as well as to the gema(beta)ss. 1.A. zugestimmt hat division of the share pursuant und der Kaufer die Abtretung to ss. 1.A and once the Purchaser gema(beta) ss.1.A.3 angenommen hat. has accepted the assignment pursuant to ss. 1.A.3.

               ss. 4
      Wirtschaftliche Wirkung                         ss. 4
                                                 Economic Effect
Die         Abtretungen         der
Geschaftsanteile gema(beta)ss. 1 The assignment of the shares einschlie(beta)lich der Abtretung pursuant to ss. 1, including the
des            Teilgeschaftsanteils     assignment  of  the  partial  share
gema(beta)ss.1.6     gelten     mit     pursuant to ss.  1.6 shall be valid
wirtschaftlicher Wirkung zum with economic effect as of midnight 31.07.1999, 24.00 Uhr/01.08.1999, of 31 July 1999. From that time on,
0.00 Uhr. Anspruche des Verkaufers the Purchaser shall have sole aus den Anteilen stehen ab diesem entitlement to the Seller's claims
Zeitpunkt  allein  dem  Kaufer  zu.     arising  from the shares.  The same
Entsprechendes    gilt    fur   die     applies  to the  assignment  of the
Abtretung des Teilgeschaftsanteils partial share pursuant to ss.1.A, gema(beta)ss.1.A, sollte Herr Andy should Mr. Andy Rosch accept such
Rosch diese Abtretung annehmen.         assignment.

               ss. 5                                   ss. 5
     Verwendung des Kaufpreises              Use of the Purchase Price



               ss. 6                                   ss. 6
           Gewahrleistung                             Warranty

Der      Verkaufer       garantiert     The  Seller  makes  an  independent
selbstandig  und sichert  folgendes     guarantee   of  and   warrants  the
zu:                                     following:

6.1  Der  Verkaufer  darf  uber die     6.1  The Seller may freely  dispose
     Geschaftsanteile          frei          of the shares. The sold shares
     verfugen.    Die    verkauften          are   free  of   third   party
     Geschaftsanteile sind frei von          rights.  There  are no  option
     Rechten  Dritter.  Es bestehen          rights  or other  third  party
     keine    Optionsrechte    oder          rights to  acquire  them.  The
     sonstige  Rechte  Dritter  auf          shares  are not the  object of
     Erwerb.  Die  Geschaftsanteile          trust relationships. There are
     sind  nicht   Gegenstand   von          neither   usufructuary  rights
     Treuhandverhaltnissen.      Es          nor    subparticipations    or
     bestehen                 weder          similar              corporate
     Nie(beta)brauchsrechte    noch          relationships    with    third
     Unterbeteiligungen        oder          parties.
     ahnliche
     gesellschaftsrechtliche
     Verhaltnisse mit Dritten.          6.2  The   Seller    requires    no
                                             approval from public  agencies
6.2  Der  Verkaufer   benotigt  zum          or  authorities  in  order  to
     Abschlu(beta)und           zur          conclude   and  execute   this
     Durchfuhrung  dieses Vertrages          Agreement.
     keine      Genehmigung     von
     offentlichen    Stellen   oder
     Behorden.

6.3  Die   Stammeinlagen   auf  die     6.3  The capital  contributions  to
     gema(beta)ss.1.1     -     1.5          the  shares   that  were  sold
     verkauften   Geschaftsanteile,          pursuant  toss.1.1  - 1.5,  to
     auf    den    gema(beta)ss.1.6          the  share  that  was  divided
     geteilten Geschaftsanteil, auf          pursuant   toss.1.6,   to  the
     den           gema(beta)ss.1.6          partial  share  that  was sold
     verkauften Teilgeschaftsanteil          pursuant  toss. 1.6 and to the
     und  den   gema(beta)ss.   1.A          partial share that was offered
     angebotenen                             pursuant  toss.1.A  have  been
     Teilgeschaftsanteil       sind          fully  paid in and  have  been
     vollstandig erbracht und weder          neither     completely     nor
     ganz      noch       teilweise          partially refunded.
     zuruckgezahlt.
                                        6.4  Non-cash capital contributions
6.4  Sacheinlagen  sind  vollwertig          have  been  fully  paid in; no
     erbracht;            verdeckte          hidden    non-cash     capital
     Sacheinlagen    haben    nicht          contributions have been made.
     stattgefunden.
                                                       ss. 7
               ss. 7                        Further Duties of the Seller
  Weitere Pflichten des Verkaufers
                                        7.1  The Seller  undertakes  not to
7.1  Der   Verkaufer   verpflichtet          issue   more  than   1,000,000
     sich, nicht mehr als 1.000.000          shares  of  new  stock  in the
     Stuck  neuer   Aktien  an  dem          Seller  with the par  value of
     Verkaufer mit einem Nennbetrag          US-$ 0.10, or - respectively -
     von je US-$  0,10  bzw.  nicht          shares of new  stock  having a
     mehr     Aktien     als     im          total  par  value  of no  more
     Gesamtnennbetrag    von   US-$          than US-$  100,000.00,  before
     100.000,00  vor dem Borsengang          the Company  goes on the stock
     der  Gesellschaft  (geplant im          market  (which is planned  for
     Februar/Marz 2000) auszugeben.          February/March  2000).  Shares
     Aktien an dem Verkaufer durfen          in  the  Seller  may  only  be
     bis   zu   der    bezeichneten          issued  up to  the  limit  set
     Obergrenze    nur   ausgegeben          forth   above  if  the  Seller
     werden,   wenn  der  Verkaufer          requires   additional  capital
     zusatzliches  Kapital fur sein          for its  day-to-day  business.
     laufendes  Geschaft  benotigt.          The   Seller   undertakes   to
     Der        Verkaufer       ist          inform the  Purchaser of every
     verpflichtet,  den Kaufer uber          capital increase of the Seller
     jede    Kapitalerhohung   beim          and to offer new shares in the
     Verkaufer zu  informieren  und          Seller  to  the  Purchaser  in
     neue   Aktien   am   Verkaufer          writing    first.    If    the
     zuerst dem Kaufer  schriftlich          Purchaser  does not accept the
     anzubieten.  Wenn  der  Kaufer          offer  within a period  of one
     das  Angebot  nicht  innerhalb          week  after  delivery  of  the
     einer  Frist von  einer  Woche          offer  to the  Purchaser,  the
     nach Zugang des Angebots  beim          Seller  shall be free to issue
     Kaufer   annimmt,    ist   der          the shares to others.
     Verkaufer  frei,  die  Anteile
     anderweitig auszugeben.

7.2  Der        Verkaufer       ist     7.2  For a period of twelve  months
     verpflichtet,     fur    einen          after the  Company  enters the
     Zeitraum  von  zwolf   Monaten          stock   market,   the   Seller
     nach       Borsengang      der          undertakes  not to  issue  new
     Gesellschaft  keine  Aktien am          shares in the  Seller  without
     Verkaufer ohne  Zustimmung des          the consent of the  Purchaser.
     Kaufers   auszugeben.    Diese          This  duty on the  part of the
     Pflicht des Verkaufers besteht          Seller   only  exists  if  the
     nur dann,  wenn der  Verkaufer          Seller achieves gross proceeds
     aus  dem   Borsengang  im  IPO          from the sale of shares in the
     Bruttoeinnahmen     aus    dem          Company  in  the  amount  of a
     Verkauf   von   Anteilen   der          total of US $ 10,000.000.00 or
     Gesellschaft   in   Hohe   von          more from the  entry  into the
     insgesamt  US $  10.000.000,00          stock market in the IPO.  This
     oder mehr  erzielt.  In diesem          total    amount    of   US   $
     Gesamtbetrag    von    US    $          10,000,000.00   shall  take  a
     10.000.000,00      ist     ein          partial sum of DM 6,000,000.00
     Teilbetrag   in  Hohe  von  DM          into  account,  which  already
     6.000.000,00                zu          now is  deemed  to  have  been
     berucksichtigen,  der  bereits          earned.    Further    to    be
     jetzt als erzielt gilt. In den          calculated   into  the   total
     Gesamtbetrag       von      US          amount  of  US  $10,000,000.00
     $10.000.000,00   sind   ferner          are   the    Seller's    gross
     Bruttoeinnahmen des Verkaufers          proceeds  on the  basis of the
     aufgrund    des    beweglichen          variable     purchase    price
     Kaufpreisteiles  gema(beta)ss.          component pursuant to ss. 2.3.
     2.3 einzurechnen.
                                        7.3  At  the  Purchaser's  request,
                                             the Seller undertakes to place
7.3  Der        Verkaufer       ist          a portion of its shares in the
     verpflichtet,  auf  Wunsch des          Company  during the entry into
     Kaufers   einen  Teil   seiner          the stock  market as well,  to
     Anteile  an  der  Gesellschaft          ensure  the   requisite   free
     beim    Borsengang    mit   zu          float of Company shares.
     plazieren,      damit      der
     notwendige   free   float  von
     Anteilen   der    Gesellschaft
     gewahrleistet ist.

               ss. 8                                   ss. 8
 Weitere Regelungen zum Borsengang        Further Provisions on the Entry
                                               into the Stock Market
8.1  Die Parteien  sind sich einig,
     da(beta)Concord        weitere     8.1  The Parties agree that Concord
     Investoren     unterbeteiligen          may be allow  other  investors
     darf.                                   to be sub-participants.

8.2  Die   Parteien    verpflichten     8.2  Once all the capital  measures
     sich, nach Durchfuhrung  aller          have  been  carried  out,  the
     Kapitalma(beta)nahmen,     die          Parties  undertake  to adopt a
     formwechselnde  Umwandlung der          resolution  to  transform  the
     Gesellschaft      in      eine          Company  into  a  joint  stock
     Aktiengesellschaft          zu          company, as well as to execute
     beschlie(beta)en   sowie  alle          all other  necessary  measures
     weiteren           notwendigen          in   connection    with   this
     Ma(beta)nahmen im Zusammenhang          transformation.   The  Parties
     mit     dieser      Umwandlung          undertake to unanimously adopt
     vorzunehmen.    Die   Parteien          all the necessary  resolutions
     verpflichten  sich,  alle  fur          for     additional     capital
     weitere Kapitalerhohungen, fur          increases,   for  the  initial
     die  Borseneinfuhrung  und die          public  offering  and  for the
     offentliche         Plazierung          public    placement   of   the
     erforderlichen      Beschlusse          shares.  The costs incurred in
     ubereinstimmend zu fassen. Die          this connection shall be borne
     in     diesem     Zusammenhang          by the Company.
     entstehenden  Kosten tragt die
     Gesellschaft.
                                                       ss. 9
               ss. 9                             Further Guarantees
         Weitere Garantien
                                        9.1  The Seller, Mr. Andy Rosch and
9.1  Der Verkaufer, Herr Andy Rosch          Mr.   Herr   von  zur   Gathen
     und   Herr   von  zur   Gathen          guarantee to the  Purchaser at
     garantieren   dem  Kaufer  zum          the  time of the  notarization
     Zeitpunkt   der    Beurkundung          of this Agreement that
     dieses Vertrages, da(beta)
                                             - the  Company  and its shares
                                             validly exist;
     - die  Gesellschaft  und deren
     Geschaftsanteile       wirksam
     bestehen;

-    die Geschaftsanteile  frei von     -    the  shares  are free of third
     Rechten Dritter sind;                   party rights;

-    die     Gesellschaft     nicht     -    the     Company     is     not
     uberschuldet              oder          overindebted or insolvent;
     zahlungunfahig ist;
                                        -    to  the  Seller's,   Mr.  Ancy
-    nach    bestem    Wissen   des          Rosch's   and   Mr.   von  zur
     Verkaufers,   von  Herrn  Andy          Gathen's best  knowledge,  the
     Rosch  und von  Herrn  von zur          last     annual      financial
     Gathen       die       letzten          statements  of the Company for
     Jahresabschlusse           der          the years of 1 January  1998 -
     Gesellschaft     der     Jahre          31 December 1998 and 1 January
     01.01.1998  -  31.12.1998  und          1999  -  31  July   1999   are
     01.01.1999     -    31.07.1999          accurate;
     richtig sind;
                                        -    the Company has paid all taxes
-    die   Gesellschaft   samtliche          due and  all  tax  liabilities
     fallige  Steuern  bezahlt  hat          have been accurately posted as
     und                       alle          debits on the balance sheet;
     Steuerverbindlichkeiten
     zutreffend  passiviert  worden     -    to  the  Seller's,   Mr.  Andy
     sind;                                   Rosch's   and   Mr.   von  zur
                                             Gathen's  best  knowledge,  no
-    nach    bestem    Wissen   des          hidden   distribution  of  the
     Verkaufers,   von  Herrn  Andy          Company's  profits  have  been
     Rosch und Herrn von zur Gathen          carried out;
     keine               verdeckten
     Gewinnausschuttungen  bei  der     -    no legal disputes  against the
     Gesellschaft       vorgenommen          Company  are  pending,  nor is
     worden sind;                            the Company  itself waging any
                                             legal  disputes  against third
-    gegen die  Gesellschaft  keine          parties, with the exception of
     Rechtsstreitigkeiten  anhangig          the  legal   dispute   against
     geworden    sind    und    die          Squared   Circle   Enterprises
     Gesellschaft selbst auch keine          with the amount in controversy
     Rechtsstreitigkeiten     gegen          being   a   maximum    of   DM
     Dritte fuhrt, mit Ausnahme der          500,000.00;
     Rechtsstreitigkeit  gegen  die
     Firma      Squared      Circle
     Enterprises      mit     einem
     Streitwert   von   maximal  DM
     500.000,00;

-    die gewerblichen Schutzrechte,     -    the    industrial     property
     insbesondere am Namen,,INJEX",          rights, especially to the name
     angemeldet  bzw.   eingetragen          of "INJEX",  have been applied
     sind beim  Markenregister  des          for  or  registered  with  the
     deutschen      Patent-     und          trademark   registry   of  the
     Markenamtes  in Munchen,  Az.:          German  Patent  and  Trademark
     399 14 659.8/10 und die an die          office in Munich, File No. 399
     Gesellschaft      ubertragenen          14  659.8/10  and the  patents
     Patente wirksam  bestehen oder          that have been  transferred to
     wirksam  angemeldet  sind  und          the Company  exist  validly or
     fur den europaischen Raum frei          have been validly  applied for
     von   Rechten   Dritter   bzw.          and are  free of  third  party
     Rechten des  Verkaufers  sind.          rights or rights of the Seller
     Falls dies nicht der Fall sein          in  the  European   territory.
     sollte,  erklart der Verkaufer          Should  this not be the  case,
     hiermit den  Verzicht auf alle          the Seller hereby declares its
     damit verbundenen europaischen          waiver of all European  rights
     Rechte und verpflichtet  sich,          involved  and   undertakes  to
     alle  hierfur   gegebenenfalls          render any  declarations  that
     notwendigen        Erklarungen          may  be  necessary   for  this
     abzugeben;                              purpose;

-    alle fur den  Geschaftsbetrieb     -    all  approvals  necessary  for
     der               Gesellschaft          the    Company's    commercial
     erforderlichen   Genehmigungen          operation  have  been  granted
     unbeschrankt bestehen;                  without restriction;

-    bei            selbstgenutzten     -    for  properties  owned  by the
     Grundstucken der Gesellschaft:          Company  which it uses itself:
     diese   Grundstucke  frei  von          these  properties  are free of
     Altlasten    sind   und   alle          old    environmental    damage
     baurechtlichen,                         (Altlasten)  and all approvals
     gewerberechtlichen,                     under      the       building,
     umweltrechtlichen          und          commercial,  environmental and
     sonstigen        Genehmigungen          other  laws have been  granted
     unbeschrankt bestehen.                  without restriction.

9.2  Der Verkaufer, Herr Andy Rosch     9.2  The Seller, Mr. Andy Rosch and
     und   Herr   von  zur   Gathen          Mr. von zur Gathen affirm that
     versichern,      da(beta)ihnen          they    are    aware   of   no
     keine  Umstande  bekannt sind,          circumstances which could lead
     woraus sich bis zum Borsengang          to      changes     in     the
     der  Gesellschaft   Anderungen          relationships  and  guarantees
     der    im    vorigenss.    9.1          set forth in ss.  9.1 above up
     stehenden   Verhaltnisse   und          to the time the Company enters
     Garantien ergeben konnten.              the stock market.

     Weitere       Gewahrleistungen          There    are    no     further
     au(beta)erhalb             der          warranties  apart  from  those
     gesetzlichen Vorschriften gibt          mandated     by      statutory
     es nicht.                               provisions.

9.3  Sollten    die    vorstehenden     9.3  Should  the  above  guarantees
     Garantien  und  Versicherungen          and    warranties    not    be
     nicht  zutreffen,  so ist  der          accurate, the Purchaser shall,
     Kaufer  unbeschadet   weiterer          regardless   of  other  rights
     Rechte aus diesem Vertrag,  so          arising  from this  agreement,
     zu  stellen,   wie  er  stehen          be placed in the  position  it
     wurde,  wenn die Garantie oder          would  have  been  in  if  the
     Versicherung  zutrafe.  Dieser          guarantees or  warranties  had
     Anspruch  verjahrt  drei Jahre          been   accurate.   This  claim
     nach dem  Borsengang  (Tag der          shall be statute  barred three
     ersten Notiz der  Gesellschaft          years  after the  Company  has
     an       der       Frankfurter          entered   the  stock   market.
     Wertpapierborse).                       (date of the  Company's  first
                                             notification  to the Frankfurt
                                             Stock  Exchange -  Frankfurter
                                             Wertpapierborse).

               ss. 10                                  ss. 10
Rucktrittsrecht, Folgen eines Rucktritts        Right of Withdrawal,
                                           Consequences of a Withdrawal

10.1 Verkaufer   und  Kaufer   sind     10.1 Seller and Purchaser  shall be
     berechtigt, von diesem Vertrag          entitled to withdraw from this
     zuruckzutreten,  falls bis zum          Agreement   if   the   capital
     01.04.2000    die    fur   den          increases     necessary    for
     Borsengang      erforderlichen          entering the stock market have
     Kapitalerhohungen  aus Grunden          not been  effected  by 1 April
     unterblieben   sind,  die  der          2000 due to reasons  for which
     jeweils andere Vertragspartner          the respective  other party is
     zu vertreten hat.                       responsible.

10.2 Der Kaufer  kann,  unbeschadet     10.2 The Purchaser may,  regardless
     sonstiger  Rechte,  von diesem          of other rights, withdraw from
     Vertrag  bis  zum   Borsengang          this Agreement
     zurucktreten

     -    falls  die   Gesellschaft          -    if the Company repeatedly
          gegen                ihre               and grossly  breaches its
          Informationspflicht  nach               duty      to      provide
          Ziffer    III.   3.   des               information  pursuant  to
          Beteiligungsvertrages vom               No.   III.   3.   of  the
          08.07.1999 wiederholt und               Participation   Agreement
          grob versto(beta)t;                     of 8 July 1999;

                                             -    if  a  target-performance
     -    falls   sich   in   einem               comparison     of     the
          Soll-Ist-Vergleich    des               business   plan  and  the
          Geschaftsplanes  und  der               actual       developments
          tatsachlichen Entwicklung               reveal           negative
          negative,   die  Emission               deviations,  which  could
          gefahrdende  Abweichungen               endanger  the issuance of
          im  Quartal  von 30 % bei               shares,   in  the  annual
          der geplanten Umsatz- und               quarter amounting to 30 %
          Ergebnisentwicklung                     of the  planned  turnover
          ergeben  oder  falls  die               and profit figures or, if
          tatsachliche  Entwicklung               the actual development up
          in irgendeiner  Weise bis               to  the  entry  into  the
          zum  Borsengang   negativ               stock market,  in any way
          von   Zahlen    abweicht,               shows     a      negative
          welche  die  Gesellschaft               deviation     from    the
          zur      Veroffentlichung               figures  the  Company has
          autorisiert hat;                        authorized            for
                                                  publication;

     -    falls entweder Kommission          -    if either the  Commission
          des Neuen Marktes bis zum               for the New  Market  does
          01.04.2000          einen               not permit the Company to
          Borsengang            der               enter the stock market by
          Gesellschaft        nicht               1 April  2000 or,  due to
          zula(beta)t    oder   die               unforeseen  political  or
          Verhaltnisse   am   Markt               other  events  beyond the
          aufgrund unvorhersehbarer               Purchaser's control or an
          politischer          oder               unforeseen  change in the
          sonstiger    vom   Kaufer               situation  in the capital
          nicht      beherrschbarer               markets,      in      the
          Ereignisse   oder   einer               Purchaser's    assessment
          unvorhergesehenen                       the   situation   in  the
          Anderung  der Lage an den               market      makes      it
          Kapitalmarkten  nach  der               impossible             to
          Ansicht des Kaufers  eine               successfully place shares
          erfolgreiche   Plazierung               on the stock  market by 1
          bis zum 01.04.2000  nicht               April 2000;
          mehr ermoglichen;
                                             -    if one of the warranties,
     -    falls   eine  der  inss.6               guarantees             or
          undss.9       abgegebenen               representations set forth
          Gewahrleistungen,                       in ss.6  and ss.   9   is
          Garantien             und               untrue;
          Versicherungen      nicht
          richtig ist;                       -    if  the  purchase   price
                                                  paid by the  Purchaser is
     -    falls   der  vom   Kaufer               used in  contravention of
          gezahlte        Kaufpreis               the provisions on use set
          entgegen              den               forth in ss. 5.
          Verwendungsbestimmungen
          des ss. 5 verwendet wird
                                        10.3 The   withdrawal    shall   be
10.3 Der    Rucktritt   ist   durch          declared by registered  letter
     eingeschriebenen  Brief an die          to the  Company  with a notice
     Gesellschaft  mit einer  Frist          period of thirty days, stating
     von  drei(beta)ig  Tagen unter          the     grounds     for    the
     Benennung                  des          withdrawal.   The  Company  is
     Rucktrittsgrundes zu erklaren.          empowered  to receive  service
     Die Gesellschaft ist zum Zweck          of    the    declaration    of
     der      Entgegennahme     der          withdrawal    and   shall   be
     Rucktrittserklarung                     charged  to  inform  the other
     zustellungsbevollmachtigt  und          parties of the  declaration of
     wird      beauftragt,      die          withdrawal without delay.
     Rucktrittserklarung
     unverzuglich    den    anderen
     Parteien mitzuteilen.

10.4 Fur  den   Fall,   da(beta)der     10.4 In the event  that the  Seller
     Verkaufer  aus den inss.  10.1          withdraws   on   one   of  the
     genannten Grunden zurucktritt,          grounds set forth in ss. 10.1,
     verpflichtet  sich der Kaufer,          the Purchaser  shall undertake
     seine  Geschaftsanteile/Aktien          to assign its shares/stocks in
     an der Gesellschaft Zug um Zug          the Company to the Seller or a
     gegen      Ruckzahlung     des          third person designated by the
     Kaufpreises gema(beta)ss.2 und          Seller,  concurrently with the
     aller                 Einlagen          reimbursement      of      the
     einschlie(beta)lich  gezahlter          Purchaser's            capital
     Aufgelder  an  den   Verkaufer          contributions,       including
     oder   einen   vom   Verkaufer          premiums paid.
     benannten Dritten abzutreten.
                                        10.5 In   the   event    that   the
10.5 Fur  den   Fall,   da(beta)der          Purchaser  withdraws on one of
     Kaufer   aus   den   inss.10.1          the  grounds set forth  in ss.
     und/oderss.   10.2   genannten          10.1  and/or  ss.  10.2 or for
     Grunden  oder  aus   wichtigem          good  cause   (aus   wichtigem
     Grund             zurucktritt,          Grund),   the   Seller   shall
     verpflichtet      sich     der          undertake  to  reimburse   the
     Verkaufer,   dem   Kaufer  den          Purchaser   for  the  purchase
     Kaufpreis gema(beta) ss. 2 und          price  pursuant  to ss. 2  and
     alle                  Einlagen          all capital     contributions,
     einschlie(beta)lich  gezahlter          including    premiums    paid,
     Agios   Zug   um   Zug   gegen          concurrently      with     the
     Abtretung                  der          assignment        of       the
     Geschaftsanteile/Aktien                 shares/stocks.
     zuruckzuzahlen.
                                        10.6 Once   the   Seller   or   the
                                             Purchaser has  withdrawn  from
10.6 Nach dem  Rucktritt von diesem          this   Agreement,   with   the
     Vertrag  durch  den  Verkaufer          exception  of the  obligations
     oder den Kaufer  bestehen  mit          set  forth in  this ss. 10, no
     Ausnahme der in  diesemss.  10          rights  or  duties  whatsoever
     geregelten     Verpflichtungen          shall    exist    under   this
     keinerlei Rechte und Pflichten          Agreement     anymore.     The
     mehr aus diesem  Vertrag.  Die          Purchaser's rights  under ss.6
     Rechte  des  Kaufers   ausss.6          and ss.9 shall not be affected
     undss.9   bleiben   von  einem          by a right of withdrawal.
     Rucktrittsrecht unberuhrt.
                                        10.7 If  and  to  the  extent  that
10.7 Wenn  und  soweit   zwingendes          mandatory US-law provides that
     Recht  der  USA   vorschreibt,          the Seller has to publish this
     da(beta)der  Verkaufer  diesen          Agreement, the Seller shall be
     Vertrag  veroffentlicht,   ist          allowed    to   do   so.   The
     der      Verkaufer      hierzu          publication  shall be  limited
     berechtigt.                Die          to   those    parts   of   the
     Veroffentlichung    ist    auf          Agreement whose publication is
     diejenigen Teile des Vertrages          required. The other parties to
     zu     beschranken,      deren          this   Agreement    shall   be
     Veroffentlichung  geboten ist.          informed   with   due   notice
     In  ausreichendem   zeitlichen          before  the  publication  that
     Abstand         vor        der          the  publication  is intended,
     Veroffentlichung    sind   die          on the type and  extent of the
     anderen  Vertragspartner  uber          publication    and    on   the
     die geplante Veroffentlichung,          applicable  law  providing for
     uber  den Art und  Umfang  der          the publication.
     Veroffentlichung  und uber die
     einschlagigen Vorschriften, zu
     unterrichten,    welche    die
     Veroffentlichung anordnen.

               ss. 11                                  ss. 11
              Laufzeit                                  Term

Dieser Vertrag beginnt mit seiner This Agreement shall commence with notariellen Beurkundung und endet its notarization and end three drei Jahre nach dem Borsengang (Tag years after the entry into the der ersten Notiz der Gesellschaft stock market (date of the Company's
an         der          Frankfurter     first notification to the Frankfurt
Wertpapierborse), spatestens jedoch Stock Exchange), but no later than zum 31.12.2004, sofern nicht zuvor by 31 December 2004, unless the der Verkaufer oder der Kaufer von Seller or Purchaser avails itself einem Rucktrittsrecht nachss.10 of a right of withdrawal pursuant Gebrauch machen. Das Recht zur to ss. 10. The right of the Seller
Kundigung aus wichtigem Grund durch or the Purchaser to terminate for den Verkaufer oder den Kaufer good cause remains unaffected. Good bleibt unberuhrt. Ein wichtiger cause exists if one of the parties,
Grund  liegt  vor,  wenn  eine  der     despite receiving a warning,  again
Vertragsparteien trotz Abmahnung violates the provisions of this erneut gegen die Regelungen dieses Agreement. The legal consequences Vertrages versto(beta)t. Die of a termination for good cause
Rechtsfolgen  einer  Kundigung  aus     shall   be    analogous    to   the
wichtigem Grund richten sich analog     provisions set  forth  in  ss.10 of
nach den Regelungen  inss.10 dieses     this Agreement.
Vertrages.

               ss. 12                                  ss. 12
  Anwendbares Recht, Gerichtsstand          Applicable Law, Legal Venue

12.1 Dieser Vertrag  unterliegt dem     12.1 This  Agreement is governed by
     Recht    der    Bundesrepublik          the   laws   of  the   Federal
     Deutschland              unter          Republic  of  Germany,  to the
     Ausschlu(beta)des                       exclusion   of  the  UN  Sales
     UN-Kaufrechts      und     des          Convention  and  international
     internationalen   Privatrechts          private  law,  as  well as any
     sowie                sonstigen          other international law.
     internationalen Rechts.
                                        12.2 The exclusive  legal venue for
12.2 Ausschlie(beta)licher                   all disputes  arising from and
     Gerichtsstand     fur     alle          in   connection    with   this
     Streitigkeiten   aus   und  im          Agreement  shall be  Frankfurt
     Zusammenhang     mit    diesem          am Main.
     Vertrag ist Frankfurt am Main.

               ss. 13                                  ss. 13
      Anderungen, Erganzungen                    Changes, Additions

Anderungen und  Erganzungen  dieses     Additions  to and  changes  of this
Vertrages bedurfen der Schriftform,     Agreement  must be in written form,
soweit   nicht    gesetzlich    ein     unless  a  more  stringent   formal
strengeres          Formerfordernis     requirement is mandated by statute.
vorgeschrieben  ist.  Das gilt auch     This also  applies  to  changes  in
fur          Anderungen         des     this   written   form   requirement
Schriftformerfordernisses selbst.       itself.

               ss. 14                                  ss. 14
              Sprache                                 Language

Ma(beta)geblich  ist  der  deutsche     The  German  text of this  document
Text dieser Urkunde.                    shall prevail.

               ss. 15                                  ss. 15
             Sonstiges                             Miscellaneous

Die Parteien sind sich einig, The Parties agree that the da(beta) der Beteiligungsvertrag Participation Agreement of 8 July vom 08.07.1999, soweit nicht dieser 1999 shall continue to apply unless Vertrag Abweichendes regelt, otherwise provided in this
fortgilt.                               Agreement.

               ss. 16                                  ss. 16
       Salvatorische Klausel                     Partial Invalidity

Sollten    einzelne    Bestimmungen     Should any individual  provision of
dieses    Vertrages    ganz    oder     this  Agreement be or become wholly
teilweise unwirksam sein oder or partially invalid, or should werden oder sollte sich in diesem there prove to be an omission, this Vertrag eine Lucke befinden, so shall not affect the validity of soll hierdurch die Gultigkeit der the remaining provisions. In the ubrigen Bestimmungen nicht beruhrt place of the invalid provision, a werden. Anstelle der unwirksamen valid provision shall be deemed Bestimmung gilt diejenige wirksame agreed which corresponds to the Bestimmung als vereinbart, welche purpose and meaning of the invalid dem Sinn und Zweck der unwirksamen one. In the event of an omission, a Bestimmung entspricht. Im Falle provision shall be deemed agreed, einer Lucke gilt diejenige which corresponds, on the basis of Bestimmung als vereinbart, die dem the purpose and meaning of this entspricht, was nach Sinn und Zweck Agreement, to what the Parties des Vertrages vereinbart worden would have agreed, had the Parties ware, hatte man die Angelegenheit considered the matter at the von vornherein bedacht. Dies gilt outset. This shall also apply if auch dann, wenn die Unwirksamkeit the invalidity of the provision einer Bestimmung auf einem mit results from a measure of diesem Vertrag normierten Ma(beta) performance or time set as a der Leistung oder Zeit beruht. Es standard in this Agreement; in such tritt in solchen Fallen ein dem cases, a legally valid measure of Gewollten moglichst nahekommendes, performance or time which comes as rechtlich zulassiges Ma(beta)der close as possible to that Leistung oder Zeit anstelle des originally agreed shall be deemed
Vereinbarten.                           agreed instead.

                                                       ss. 17
               ss. 17                         Directions to the Notary
      Anweisungen an den Notar
                                        The Notary is hereby  charged  with
Der  Notar  wird  beauftragt,   die     notifying the  Commercial  Register
Abtretungsanzeige       an      das     Court  (Handelsregistergericht)  of
Handelsregistergericht   gema(beta)     the  assignment  pursuant to ss. 40
ss.  40 Abs.1  S. 2  GmbHG,  soweit     para.1   sent.   2  of  the  German
moglich, ohne Vorlage dieses Limited Liability Companies Act Vertrages vorzunehmen. Sollte die (GmbHG), if possible without
Vorlage      dieses       Vertrages     presenting this  Agreement.  Should
erforderlich sein, so ist der it be necessary to present this Vertrag nur auszugsweise, d. h. Agreement, then it shall only be
soweit es ss. 1 und ss. 3 betrifft,     presented   in    excerpts,    i.e.
vorzulegen.                             where ss.1 and ss. 3 are concerned.

               ss. 18                                  ss. 18
       Belehrungen des Notars                  Notary's Instructions

Der  Notar  hat  daruber   belehrt,     The  Notary  has  instructed  those
da(beta)      die      mit      den     appearing    that   the   statutory
Geschaftsanteilen        verbundene     liability   associated   with   the
gesetzliche    Haftung    auf   den     shares passes to the transferee:
Erwerber ubergeht:
                                        the  transferee  is  unrestrictedly
fur etwaige nicht erbrachte liable for any capital Geldeinlagen und fur etwaige contributions not paid in by the
Fehlbetrage     nicht    vollwertig     transferors  or other  shareholders
geleisteter Sacheinlagen der and for any deficits in Verau(beta)erer und anderer contributions in kind that were not Gesellschafter der Erwerber rendered in their full value by the unbeschrankt haftet, unbeschadet transferors or other shareholders, der fortdauernden Haftung der regardless of the ongoing liability
Verau(beta)erer;                        of the transferors;

das  GmbH-Gesetz  den guten Glauben     the Limited Liability Companies Act
des  Erwerbers  an das Bestehen und     (GmbHG)   does  not   protect   the
die        Lastenfreiheit       des     transferee's  good  faith  that the
GmbH-Anteiles nicht schutzt;            GmbH  share  exists  and is free of
                                        encumbrances;
gema(beta)   ss.   16   GmbHG   der
Gesellschaft  gegenuber  bei  einer     pursuant  to ss.  16  GmbHG,  where
Geschaftsanteilsverau(beta)erung        shares   are    transferred,    the
nur  derjenige  als Erwerber  gilt,     transferee   is  only   legitimized
dessen  Erwerb  unter  Nachweis des     vis-a-vis   the  Company  when  his
Ubergangs   bei  der   Gesellschaft     acquisition   is  notified  to  the
angemeldet ist;                         Company by proving  evidence of the
                                        transfer;
eine   Beratung   und  Prufung  des
vorliegenden Ubertragungsvertrages that the certifying Notary did not in steuerrechtlicher Hinsicht durch render advice or examine the tax den amtierenden Notar nicht erfolgt aspects of this transfer agreement; ist; die Beteiligten wurden auf die the Parties were informed of the
Moglichkeit hingewiesen, derartiges     possibility   of   having   such  a
durch einen Steuerberater vornehmen     service    performed   by   a   tax
zu lassen.                              consultant.

               ss. 19                                  ss. 20
               Kosten                         Authorization to Execute

Die Kosten dieser Urkunde und ihrer     We authorize the following notary'
Durchfuhrung        tragt       die     staff
Gesellschaft.
                                               Mrs. Karin Dittmar and
               ss. 20                         Mrs. Jacqueline Neuhoff
         Vollzugsvollmacht                       business address:
                                         Hohenzollerndamm 55, 14199 Berlin
Wir       bevollmachtigen       die
Notariatsangestellten                   to   make    changes    to    thes
                                        negotiations and to apply for thei
       Frau Karin Dittmar und           entry in the  Commercial  Register
      Frau Jacqueline Neuhoff,          The designees each have sole power
         geschaftsansassig              of    representation     and    ar
 Hohenzollerndamm 55, 14199 Berlin,     individually   released   from  th
                                        restrictions  of  ss.  181  of  th
Anderungen    dieser    Verhandlung     German Civil Code, and are release
vorzunehmen und zum Handelsregister     of libilities of any kind.
anzumelden.   Die  Bevollmachtigten
sind    alleinvertretungsberechtigt     For the internal  relationship,  i
und   jede   fur   sich   von   den     is  agreed   that  this   power  o
Beschrankungen   des  ss.  181  BGB     attorney   may  only  be  exercise
befreit,  und von jedweder  Haftung     before  the  officiating  notary o
freigestellt.                           his      officially      designate
                                        representative and only after prio
Fur das Innenverhaltnis wird approval by the parties involved vereinbart, da(beta) von dieser This power of attorney expires whe
Vollmacht  nur vor dem  amtierenden     this  declaration is entered in th
Notar    oder    seinem     amtlich     Commercial Register.
bestellten    Vertreter    Gebrauch
gemacht  werden  darf  und nur nach     The  above  declarations  were rea
vorheriger Zustimmung der aloud by the certifying Notary t Beteiligten. Die Vollmacht erlischt the persons appearing, approved b mit der Eintragung der Erklarung im the persons appearing and signed b
Handelsregister.                        the  persons   appearing   and  th
                                        certifying Notary in their own han
Vorstehende Verhandlungen wurde den     as follows:
Erschienenen  von  dem  amtierenden
Notar    vorgelesen,     von    den
Erschienenen  genehmigt und von den
Erschienenen  und  dem  amtierenden
Notar    eigenhandig    wie   folgt
unterzeichnet:

-----------------------------------
Michael Pieniazek



-----------------------------------
Markus Saller



-----------------------------------
Christoph von zur Gathen



-----------------------------------
Notar / Notary